COPY

                          Grand Court Lifestyles, Inc.
                           Case Number: O0-32578(NLW)
                        Reporting Period: October 2000

                            MONTHLY OPERATING REPORT

--------------------------------------------------------------------------------------------------------
                                                                     Form        Document    Explanation
REQUIRED DOCUMENTS                                                    No         Attached     Attached
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1             X
--------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)       X
--------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                         X
--------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                     X
--------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2             X
--------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3             X
--------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
--------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                        X
--------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                               X
--------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
--------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                  X
--------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5            N/A
--------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5             X
--------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.

/s/ Catherine V. Merlino    CFO                            11/15/00
------------------------------------------                 --------
Signature of Debtor                                          Date

/s/ Catherine V. Merlino    CFO                            11/15/00
------------------------------------------                 --------
Signature of Authorized Individual                           Date

/s/ Catherine V. Merlino    CFO                            11/15/00
------------------------------------------                 --------
Printed Name of Authorized Individual                        Date

Case Number 00-32578(NLW)

                                                                      Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule at Cash Receipts and Disbursements
                       October 1, 2000 - October 31, 2000

                                              --------------------------------------------------------------------------------------
                                                                             Bank Accounts
                                              ------------------------------------------------------------------------     Current
                                                  (1)       Payroll     Payroll    Multi-family  Real Estate   Rental      Period
                                               Operating      Boca      Fort Lee   Sales-Escrow      Tax       Agency      Actual
                                              --------------------------------------------------------------------------------------
Cash 10/1/00                                   2,062,671       2,016      29,169     936,038       93,370       25,103    3,148,367
                                              ======================================================================================

Cash Receipts

Transfer to/from DIP accounts                                                                                                     0
Transfers (from DIP accounts)                    735,000     139,000     199,000                                          1,073,000
Management fees                                   85,961                                                                     85,961
Bookkeeping fees                                  51,250                                                                     51,250
General Partner fees                             129,250                                                                    129,250
Sterling National Bank                  (2)                                                                                       0
Vendor refunds & expense reimbursements           14,735                                                         2,610       17,345
Notes loans & other receivables                  308,984                                                                    308,984
Interest income                                   29,060                                                                     29,060
Construction funding reimbursements                                                                                               0
Return of earnest money                                                                                                           0
Lucinai Contribution                                                                                                              0
Multi-family Sales                                                                                                                0
Interest income-Bankruptcy                         3,688                               1,830          183           50        5,751
                                              --------------------------------------------------------------------------------------

Total Receipts                                 1,357,928     139,000     199,000       1,830          183        2,660    1,700,601

Cash Disbursements

Net Payroll and related taxes and expenses                  (136,643)   (193,288)                                          (329,931)
Insurance                                        (52,503)                                                                   (52,503)
Administrative                                  (172,796)                   (618)                                          (173,414)
Taxes                                                                                                                             0
Other (see attached schedule)                   (116,473)                                                                  (116,473)
Transfers (to DIP accounts)                   (1,073,000)                                                                (1,073,000)
Restructuring Costs                             (350,260)                                                                  (350,260)
US Trustee Quarterly Fees                         (7,500)                                                                    (7,500)
                                              --------------------------------------------------------------------------------------

Total Cash Disbursements                      (1,772,532)   (136,643)   (193,906)          0            0            0   (2,103,081)
                                              --------------------------------------------------------------------------------------

Net Cash Flow                                   (414,604)      2,357       5,094       1,830          183        2,660     (402,480)
                                              --------------------------------------------------------------------------------------

Cash October 31, 2000                          1,648,067       4,373      34,263     937,868       93,552       27,763    2,745,886
                                              ======================================================================================

                                               ---------------

                                                  Cumulative
                                                filing to date
                                                    Actual
                                               ---------------
Cash 10/1/00                                      2,998,777
                                               ===============

Cash Receipts

Transfer to/from DIP accounts                             0
Transfers (from DIP accounts)                     6,745,174
Management fees                                     516,165
Bookkeeping tees                                    406,250
General Partner fees                                961,048
Sterling National Bank                  (2)          (5,981)
Vendor refunds & expense reimbursements             300,773
Notes loans & Other receivables                   1,993,882
Interest income                                     394,270
Construction funding reimbursements                  73,376
Return of earnest money                              23,739
Lucinai Contribution                                261,557
Multi-family Sales                                  899,405
Interest income-Bankruptcy                           37,618
                                               ------------

Total Receipts                                   12,607,276

Cash Disbursements

Net Payroll and related taxes and expenses       (2,939,120)
Insurance                                          (432,015)
Administrative                                   (1,139,262)
Taxes                                              (127,293)
Other (see attached schedule)                    (1,008,466)
Transfers (to DIP accounts)                      (6,745,174)
Restructuring Costs                                (450,086)
US Trustee Quarterly Fees                           (18,750)
                                               ------------

Total Cash Disbursements                        (12,860,166)
                                               ------------

Net Cash Flow                                      (252,890)
                                               ------------

Cash October 31, 2000                             2,745,887
                                               ============

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         2,103,081
Less Transfers to Debtor in Possession accounts            (1,073,000)
Plus Estate Disbursements made by outside sources                   0
                                                             ---------
                                                             1,030,081
                                                             =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed.
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number: 00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
October 1, 2000 - October 31, 2000

Disbursements-Other

Property Funding-operations                                 74,491.00 (1)
Property Funding-Insurance                                  35,385.00 (2)
Property Funding-utilities                                   6,597.00 (3)
                                                           ----------

                                                           116,473.00
                                                           ==========

(1) Amount represents total advanced by debtor to three senior living properties for payment of certain required capital expenditures, payroll and general operations.
(2) Amount represents total advanced to three senior living properties to pay insurance premiums.
(3) Amount represents total advanced to a senior living property for payment of utilities.

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
OCTOBER 31, 2000

Beginning Balance @10/01/00                                        1,962,349.89

Add: Cash Receipts                                                   658,835.80
Less: Cash Disbursements                                          (1,073,000.00)
                                                                  -------------

Book Balance @10/31/00                                             1,548,185.69

Less: Deposits and Transit-                                          (29,500.00)
Add: Outstanding Checks-
                                                                  -------------

Bank Balance @10/31/00                                             1,518,685.69
                                                                  =============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
OCTOBER 31, 2000

                                                                        GCL
                                                                  -------------
Cash Surplus                                             10/2       96,774.48
Cornerstone                                              10/3       23,901.64
Seward                                                   10/5        1,187.96
Albuquerque                                              10/5        3,542.64
Rent-sublease                                            10/5       12,000.00
Loan receivable                                          10/5      166,147.91
GP Fees                                                  10/10      66,750.00
Bookkeeping Fees                                         10/10      51,250.00
Supervisory Fees                                         10/10      62,500.00
Postdates                                                10/13         642.50
Cash Surplus                                             10/18      40,247.18
Reimburse Fed-Ex                                         10/20          90.56
Management Fees                                          10/20      65,758.42
Boca-Reimburse Fed-Ex                                    10/26      14,300.85
Reimburse Fed-Ex                                         10/26          41.50
Management Fees                                          10/26      12,482.64
Guaranty fee                                             10/26       7,719.53
Vendor reimbursement                                     10/26         310.60
Batchelor Receivables                         D-I-T      10/31      29,500.00
Interest Income                                          10/31       3,687.88
Rounding                                                                (0.49)
                                                                   ----------
                                                                   658,835.80
                                                                   ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
OCTOBER 31, 2000

               Vendor                                                   Check
 Check No       Name                      Reference                      Date         Amount
----------------------------------------------------------------------------------------------
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/3/00       45,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/4/00       30,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/5/00       28,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/10/00     160,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/11/00      66,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/17/00     350,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/20/00     290,000.00
Debit        Grand Court   Transfer to Chase Business Checking Acct.   10/30/00     104,000.00
                                                                                  ------------

                                                                                  1,073,000.00
                                                                                  ============

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
OCTOBER 31, 2000

Beginning Balance @10/01/00                                          100,320.80

Add: Cash Receipts                                                 1,073,000.00
Less: Cash Disbursements                                          (1,073,439.01)
                                                                 --------------

Book Balance @10/31/00                                                99,881.79

Less: Deposits and transit                                                 0.00
Add: Outstanding Checks                                               42,815.15
                                                                 --------------

Bank Balance @10/31/00                                               142,696.94
                                                                 ==============

GRAND COURT LIFESTYLES, INC.
CHASE CHECKING ACCOUNT
CASH RECEIPTS
October 31, 2000

 Deposit                                                          Deposit
   Date                  Description                              Amount
--------------------------------------------------------------------------------

 10/3/00       Transfer from Chase money market acct.            45,000.00
 10/4/00       Transfer from Chase money market acct.            30,000.00
 10/5/00       Transfer from Chase money market acct.            28,000.00
10/10/00       Transfer from Chase money market acct.           160,000.00
10/11/00       Transfer from Chase rental agency acct.           66,000.00
10/17/00       Transfer from Chase money market acct.           350,000.00
10/20/00       Transfer from Chase money market acct.           290,000.00
10/30/00       Transfer from Chase money market acct.           104,000.00
                                                              ------------

                                                              1,073,000.00
                                                              ============

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Bank Atlantic-Boca Payroll

                                                                2000
                                                               October

BOOK BAL BEGINNING                                             2,018.68

CR - PER G/L
                                           WT fm Chase        71,000.00
                                           WT fm Chase        68,000.00

CD-PAYROLL-per ADP sheets                     10/13/00       (66,614.54)
                                              10/27/00       (65,779.95)

401-k transfer                                10/13/00        (2,110.46)
401-k transfer                                10/27/00        (1,332.71)
401-k transfer

Garnishments                                  10/13/00          (300.00)
Garnishments                                  10/27/00          (300.00)
Manual check-not included in ADP          ck#1030               (206.54)

BOOK BAL ENDING                                                4,374.48
                                                             ==========
DIT:

0/S:
                                              401K             1,332.71
                                                  1030           206.54
                                                  2732         1,470.13
                                                  2733         1,073.76
                                                  2743         1,204.12
                                                  2744         1,005.37
                                                  2747         1,402.64
                                                  2760           852.24

Total outstanding checks                                       8,547.51

BANK BALANCE                                                  12,921.99
                                                             ==========

Per Bank Statement                                            12,921.99

                                                                  (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4
Grand Court Ft Lee Payroll Corp                                   2000
                                                                  Oct

BOOK BAL BEGINNING                                              3,428.28

Other
CD-S/C                                                            (16.25)

BOOK BAL ENDING                                                 3,412.03
                                                               =========

DIT:

O/S:

                                                                    0.00

BANK BALANCE                                                    3,412.03
                                                               =========

Per Bank Statement                                              3,412.03

                                                                   (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
S:\USERS\CM\100GCLPR.WK4

                                                                   Oct
                                                                   2000

BOOK BAL BEGINNING                                              25,740.76

CR - PER G/L                                   WT fm Chase      89,000.00
                                               WT fm Chase     110,000.00

CD-PAYROLL-per ADP sheets                         10/13/00     (38,362.30)
                                                  10/26/00     (31,933.31)

Health insurance                               ck#1233          (2,590.71)
                                               ck#1234            (484.00)
Payroll taxes                                     10/13/00     (22,995.40)
Payroll taxes                                     10/13/00     (27,531.19)
Payroll taxes                                     10/26/00     (17,408.68)
Payroll taxes                                     10/26/00     (27,159.74)
Payroll taxes
Payroll taxes
Garnishments                                   ck#1229          (1,311.50)
Garnishments                                   ck#1232          (1,311.50)
Garnishments
Other CD
Manual check-included in prior month CD
Manual check-included in prior month CD        ck#1226             562.68
Manual check-not included in ADP               ck#1228         (22,761.94)
Voided cks per ADP included in prior month
Voided cks per ADP included in prior month
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
Voided checks not yet in ADP
safety deposit box
Other-ADP charges                                  10/6           (131.97)
Other-ADP charges
Other-ADP charges                                  10/13           (61.50)
Other-ADP charges                                  10/13           (46.00)
Other-ADP charges                                  10/20          (134.97)
Other-ADP charges                                  10/20           (53.96)
                                                   10/27           (73.96)
CD-S/C                                                            (100.00)

BOOK BAL ENDING                                                 30,850.81

DIT:

O/S:                                           ADP charges          73.96

Total Outstanding Checks                                            73.96

BANK BALANCE                                                    30,924.77

Per Bank Statement                                              30,924.77

                                                                    (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
OCTOBER 31, 2000


Beginning Balance @ 10/01/00                                          936,037.67

Add:  Cash Receipts-Interest Income                                     1,830.21
Less: Cash Disbursements                                                    0.00
                                                                      ----------

Book Balance @ 10/31/00                                               937,867.88

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                      ----------

Bank Balance @ 10/31/00                                               937,867.88
                                                                      ==========

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
OCTOBER 31, 2000

Beginning Balance @ 10/01/00                                           93,370.75

Add:  Cash Receipts-Interest Income                                       182.56
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @ 10/31/00                                                93,553.31

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @ 10/31/00                                                93,553.31
                                                                       =========

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
OCTOBER 31, 2000

Beginning Balance @ 10/01/00                                           25,103.19

Add:  Cash Receipts                                                     2,659.90
Less: Cash Disbursements                                                    0.00
                                                                       ---------

Book Balance @ 10/31/00                                                27,763.09

Less: Deposits in Transit                                                   0.00
Add: Outstanding Checks                                                     0.00
                                                                       ---------

Bank Balance @ 10/31/00                                                27,763.09
                                                                       =========

                                                                      Form MOR-2

                          Grand Court Lifestyles, Inc.
                                Income Statement
                        October 1, 2000- October 31, 2000

                                                             Cumulative Filing
                                                   10/31/00       to Date
                                             ------------------------------
Revenues:

Management Fee Income                               243,711      1,573,874
General Partner Fees                                 23,250        200,395
Interest Income                                     893,037      7,116,199
Deferred Profit Earned                               48,206        380,786
                                             ------------------------------

Total Revenues                                    1,208,204      9,271,254

Administrative Expenses:

Travel                                                5,895         35,364
Telephone                                            24,433        129,597
Federal Express                                       5,896         19,432
Postage                                               2,254         26,960
Office Supplies & Expense                            15,049         68,715
Outside Storage                                       1,722         12,202
Miscellaneous                                           386         33,521
ADP                                                     502          4,237
Legal & Accounting                                  (13,845)        13,522
Licenses & Filing Fees                                4,486         18,702
Recruitment                                               5          8,792
Printing                                                  0          7,812
Caton Expenses                                       15,171         91,931
Rent                                                 56,648        427,626
Computer Equipment Maintenance                        7,592         96,563
Insurance                                            38,087        307,628
Equipment Leases                                      9,928         52,471
Office Salaries and expenses                        336,337      2,823,258
Director's Fees                                           0          6,000
Interest                                                688         23,816
Corporate Taxes                                           0         52,900
Amortization                                         20,328        148,197
                                             ------------------------------

Total Administrative Expenses                       531,562      4,409,246
                                             ------------------------------
Extraordinary Expenses:

Net loss due to loss of properties (1)            1,694,910     23,812,019
                                             ------------------------------

Total Expenses                                    2,226,472     28,221,265
                                             ------------------------------

Net Loss Before Reorganization Expenses          (1,018,268)   (18,950,011)
                                             ------------------------------

Restructuring Expenses:
Administrative fees                                    (992)       (97,809)
Professional fees                                  (312,486)    (1,017,486)
US Trustee Quarterly Fees                            (7,500)       (18,750)
Interest Earned on Accumulated Cash
   from Chapter 11                                    5,751         37,620
                                             ------------------------------

Total Reorganization Expenses                      (315,227)    (1,096,427)
                                             ------------------------------

Net Income(Loss)                                 (1,333,495)   (20,046,438)
                                             ==============================

(1) Net loss due to loss of properties for the month of September represents:


Write-off of a multi-family receivable relating to a property whose
mortgage is in default.                                                1,694,910
                                                                       =========

There are two additional multi-family properties that may be lost through foreclosure in the near future. The partnerships which own these properties are in the process of attempting to sell these properties but are unable to determine whether such sales will occur or at what price.

There are eleven senior living properties that are currently in default of their mortgages.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                October 31, 2000

                                                   Book Value        Book Value
                                                    at end of       on Petition
                                                      Month             Date
                                                --------------------------------

Assets:
Cash                                                 2,745,886        2,998,777
Notes & Receivables                                201,932,529      227,986,234
Investments                                         15,611,093       16,099,729
Construction in Progress                               715,940          739,486
Furniture & Equipment-net                              580,353        4,658,158
Other Assets                                        17,930,393       18,526,143
                                                --------------------------------

Total Assets                                       239,516,194      271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                       408,385          549,781
Professional Fees                                      666,113               --
                                                --------------------------------

Total Post-Petition Liabilities                      1,074,498          549,781
                                                --------------------------------
Deferred Income                                     58,672,777       67,403,696
Deferred Rent Obligations                                   --        2,741,705

Liabilities Subject to Compromise:

Secured Debt                                       106,053,081      106,385,512
Priority Debt                                          224,084          486,635
Unsecured Debt                                      83,996,650       84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                     190,273,815      191,069,397
                                                --------------------------------

Stockholders' Equity:

Common Stock                                           178,000          178,000
Treasury Stock                                      (1,579,817)      (1,579,817)
Paid-in-Capital                                     75,350,594       75,053,000
Accumulated Deficit                                (57,190,813)     (57,190,813)
Net (loss) for period                              (27,262,860)      (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                         (10,504,896)       9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity           239,516,194      271,008,527
                                                ================================

                           Case Number: O0-32578(NLW)
                       Reporting Period: Month of October
                          Status of Postpetition Taxes
                                 Fort Lee office

                                   Beginning            Amount                                                        Ending
                                      Tax              Withheld            Amount          Date         Check No       Tax
                                   Liability          or Accrued            Paid           Paid          or EFT      Liability
                                  --------------------------------------------------------------------------------------------
Federal

Withholding                               684            27,710              25,924     10/13, 10/27    see attached     2,469
FICA-Employee                             329             3,778               3,567     10/13, 10/27    see attached       540
FICA-Employer                             329             3,778               3,567     10/13, 10/27    see attached       540
Unemployment                                0                                                           see attached         0
Income                                      0                                                                                0
Other:                                      0                                                                                0
                                  --------------------------------------------------------------------------------------------
 Total Federal Taxes                    1,341            35,266              33,057                   0              0   3,550
                                  --------------------------------------------------------------------------------------------
State & Local

Withholding                                 0            11,530               7,334     10/13, 10/27    see attached     4,196
Sales                                       0
Excise                                      0
Unemployment                                0                13                  13     10/13, 10/27    see attached         0
Real Property                               0
Personal Property                           0
Other                                       0
                                  --------------------------------------------------------------------------------------------
 Total State & Local                        0            11,543              7,347                    0              0   4,196
                                  --------------------------------------------------------------------------------------------

Total Taxes                             1,341            46,809             40,404                    0              0   7,746
                                  ============================================================================================

                           Case Number: O0-32578(NLW)
                       Reporting Period: Month of October
                          Status of Postpetition Taxes
                                   Boca Office

                                   Beginning            Amount                                                        Ending
                                      Tax              Withheld            Amount        Date         Check No         Tax
                                   Liability          or Accrued            Paid         Paid          or EFT        Liability
                                  --------------------------------------------------------------------------------------------

Federal
Withholding                         (1,145)            36,087            36,087         10/13, 10/27    see attached    (1,145)
FICA-Employee                            0              9,179             9,179         10/13, 10/27                         0
FICA-Employer                         (296)             9,179             9,179         10/13, 10/27                      (296)
Unemployment                                               75                75         10/13, 10/27                         0
Income                                   0                                                                                   0
Other:                                   0                                                                                   0
                                  --------------------------------------------------------------------------------------------
 Total Federal Taxes                (1,441)            54,521            54,521                      0               0  (1,441)
                                  --------------------------------------------------------------------------------------------

State & Local

Withholding
Sales
Excise
Unemployment                                              170               170         10/13, 10/27
Real Property
Personal Property
Other
                                  --------------------------------------------------------------------------------------------
 Total State & Local                     0                170               170                      0               0       0
                                  --------------------------------------------------------------------------------------------

Total Taxes                         (1,441)            54,691            54,691                      0               0  (1,441)
                                  ============================================================================================

Case Number:00-32575(NLW)                                             Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: October 2000

                                                                Number of Days Past Due
                                Current     0-30         31-60     61-90      Over 90     Total
                               -----------------------------------------------------------------
Accounts Payable                           51,231          723     1,261       24,885     78,099
Accrued expenses                 35,929                                        19,806     55,735
Taxes Payable                    30,419                                         1,341     31,760
Other                           201,369     3,920        8,872    10,627       18,003    242,791
                               -----------------------------------------------------------------

Total Post Petition Debts       267,717    55,151        9,595    11,888       64,035    408,385
                               =================================================================

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - FT. LEE
AS OF 10/31/00
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                           38,384.97

Add:                                                                       0.00
Less:                                                                 (3,298.46)
                                                                      ---------

Accounts Payable Balance per G/L @10/31/00                            35,086.51
                                                                      =========

GRAND COURT LIFESTYLES, INC.
OPEN PAYABLE - POST PETITION - BOCA
AS OF 10/31/00
S:\SHARED\APRECON.WK4

ACCOUNTS PAYABLE SUB-LEDGER                                            43,012.20

Add:                                                                        0.00
Less:                                                                       0.00
                                                                       ---------

Accounts Payable Balance Per G/L @10/31/00                             43,012.20
                                                                       =========

S:\SHARED\BANKRUPT\SCHEDULE\USTRUST.WK4
                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                           Case Number 00-342578(NLW)
                         Reporting Period - October 2000

Debtor Questionaire
                                                                    Yes      No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside the
      normal course of business this reporting period? If yes,
      provide an explanation below.                                  X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account other
      than a debtor in possession account this reporting
      period? If yes, provide an explanation below.                          X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely filed? If
      no, provide an explanation below.                              X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide
      an explanation below.                                          X
--------------------------------------------------------------------------------

Explanation to question 1:

Write-off of a multi-family receivable relating to a property whose mortgage is in default.